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                                                AS FILED PURSUANT TO RULE 497
                                                UNDER THE SECURITIES ACT OF 1933
                                                REGISTRATION NO. 333-55740
                                                AND 811-3859

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT
            (PORTION RELATING TO THE POLARISAMERICA VARIABLE ANNUITY)

          SUPPLEMENT TO THE POLARISAMERICA PROSPECTUS DATED MAY 1, 2002


THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED JUNE 26, 2002.

The following is added as a footnote to the Nations International Value Variable Portfolio listed on page 1 and 12:

         The Nations International Value Variable Portfolio ("Variable Portfolio") will not accept transfers or Purchase Payments from current or prospective policy owners after September 30, 2002 ("Closing Date"). Policy owners who are invested in the Variable Portfolio prior to Closing Date can remain invested. Dividends and capital gains with respect to investments prior to Closing Date will be reinvested.

         Policy owners will be unable to make new Purchase Payments to the Variable Portfolio, including through programs such as Dollar Cost Averaging or automatic asset rebalancing after September 30, 2002.

The following is added as a footnote to the Nations International Value Variable Portfolio in the NATIONS SEPARATE ACCOUNT FEE TABLE on page 5 and the Explanation of FEE TABLES and Examples on page 9:

         The Nations International Value Variable Portfolio will no longer be available for investment after September 30, 2002.

The following is added as the last sentence of the first paragraph in the ALLOCATION OF PURCHASE PAYMENTS Section on page 10:

         If your last allocation instruction included the Nations International Value Variable Portfolio, we will direct the corresponding percentage of any subsequent Purchase Payments, received without allocation instructions after September 30, 2002, to the Cash Management Variable Portfolio.

The following is added as the last sentence to the first paragraph in the DOLLAR COST AVERAGING section on page 13:

         The Nations International Value Variable Portfolio is not available for selection as a target account under the Dollar Cost Averaging program. If you have chosen this Variable Portfolio as a target account and we do not receive alternative instructions before the Nations International Value Variable Portfolio closes on September 30, 2002, we will allocate the amount targeted for the Nations International Value Variable Portfolio to the Cash Management Variable Portfolio. We will not accept instruction for the Nations International Value Portfolio as a target account after July 15, 2002.

The following is added as the last sentence to the first paragraph in the ASSET ALLOCATION REBALANCING PROGRAM section on page 14:

         If you have elected to participate in this program and you have chosen the Nations International Value Variable Portfolio as one of your investments, you must send us alternate instructions before the Variable Portfolio closes on September 30, 2002. If we do not receive alternative instructions before the Variable Portfolio closes on September 30, 2002, we will change the original percentage targeted for the Nations International Value Variable Portfolio to the Cash Management Variable Portfolio. We will not accept instructions for asset allocation rebalancing with any percentage of the investment allocation to the Nations International Value Variable Portfolio after July 15, 2002.

The following is added as the first paragraph in the SERVICE FEES section and the heading "Service Fees" is replaced in its entirety on page 19 of the prospectus:

                  12b-1 Fees

         Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust, under the distribution plan which is applicable to Class A and B shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the Trust's Distributor, to pay for various distribution activities on behalf of the SunAmerica Series Trust Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

Date:  August 12, 2002

                Please keep this Supplement with your prospectus.